SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K
                              CURRENT REPORT

    Pursuant to Section 13 or (15) of the Securities Exchange Act of 1934

                                May 1, 1998
                             (Date of Report)

                      Commission File Number 33-53596

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                               FC BANC CORP.
           (Exact name or registrant as specified in its charter)

          Ohio                                           34-1718070
(State or other Jurisdiction of             (IRS Employer Identification Number)
 incorporation or organization)

                      Farmers Citizens Bank Building
                                 Box 567
                           Bucyrus, Ohio   44820
                              (419) 562-7040

   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                      -------------------------------
                      G. W. Holden, President and CEO
                               FC Banc Corp.
                      Farmers Citizens Bank Building
                                 Box 567
                           Bucyrus, Ohio   44820
                              (419) 562-7040

         (Name, address, including ZIP code, and telephone number,
                 including area code, of agent for service)
                      -------------------------------


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ITEM 5.   Other Events

                              MEDIA RELEASE

                     FC BANC CORP DECLARES DIVIDEND

          Bucyrus, Ohio: At its April 28, 1998 Board Meeting the Directors of FC Banc Corp declared a $.60 dividend per share to be paid on June 15, 1998 to common stockholders of record as of May 15, 1998. Traditionally, the Company has paid an annual dividend in December each year. Chairman Robert D. Hord and President/CEO G.W. "Bill" Holden said that the Company's continued improved performance supported the Directors' decision to pay a dividend twice a year. It is anticipated that a December dividend will be paid in a similar amount.









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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FC BANC CORP.
                                                (Registrant)


Date: May 1, 1998                               /s/ G. W. (Bill) Holden
      -----------                               -----------------------
                                                G. W. (Bill) Holden
                                                President and CEO